UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

March 9, 2005

INTAC International, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-32621	98-0336945
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Unit 6-7, 32/F., Laws Commercial Plaza, 788 Cheung Sha Wan Road, Kowloon, Hong Kong

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 011 (852) 2385.8789

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 9, 2005, INTAC International, Inc. (the “Company”) issued a press release announcing its earnings and operating results for the three months and year ended December 31, 2004.  A copy of the press release is attached as an exhibit to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this report furnished pursuant to Item 2.02, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibit No.

99.1 – Press Release of the Company dated March 9, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTAC INTERNATIONAL, INC.

Date: March 15, 2005	By:	/s/ J. David Darnell
J. David Darnell
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99.1 – Press Release of the Company dated March 9, 2005.